UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

AppTech Payments Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-27569	66-0847995
(Commission File Number)	(IRS Employer Identification No.)

5876 Owens Ave, Suite 100

Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (760) 707-5959

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	APCX	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $4.15	APCXW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Securities Holders.

On May 2, 2023, AppTech Payments Corp. (the “Company”) held its 2023 Annual Shareholders Meeting (the “Annual Meeting”). There were 18,438,947 shares of Company common stock entitled to be voted. Of this amount, 12,324,641 shares were represented in person or by proxy at the meeting. Voting results for each matter submitted to a vote at the 2023 Annual Meeting are set forth below:

1.	The shareholders voted to elect each of the three (3) director nominees to serve two-year terms:

Director Nominee	Votes For	Withheld	Broker Non-Votes
William Huff	8,987,222	546,201	2,791,218
Mengyin H. Liang “Roz Huang”	8,981,197	552,226	2,791,218
Michael O’Neal	8,991,832	541,591	2,791,218

2.	The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers:

Votes For	Against	Abstain	Broker Non-Votes
8,662,924	69,367	801,132	2,791,218

3.	The shareholders indicated, on an advisory basis, a one year frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
9,449,900	23,557	48,609	11,357	2,791,218

4.	The shareholders approved the 2023 AppTech Equity Incentive Plan:

Votes For	Against	Abstain	Broker Non-Votes
8,791,027	728,197	14,199	2,791,218

5.	The shareholders approved the repricing of certain outstanding stock options granted:

Votes For	Against	Abstain	Broker Non-Votes
8,624,704	879,972	28,747	2,791,218

6.	The appointment of dbbmckennon as the Company’s independent registered public accounting firm for fiscal year 2023 was ratified by the shareholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,437,739	868,739	18,163	—

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPTECH PAYMENTS CORP.

Date: May 5, 2023	By:	/s/ Luke D’Angelo
Luke D’Angelo
Chief Executive Officer

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